UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2013

JOYMAIN INTERNATIONAL DEVELOPMENT GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174607	68-0681552
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

No. 30 N. Zhongshan Road, Floor 40, Gulou District, Nanjing
Jiangsu Province, P.R.C., 210008
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 86-18652999667

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)

On May 15, 2013, Joymain International Development Group Inc. (the “Company”) formally informed Ronald R. Chadwick, P.C. of his dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of Ronald R. Chadwick, P.C. on the Company’s consolidated financial statements as of and for the fiscal years ended April 30, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended April 30, 2012 and 2011, and through May 15, 2013, there have been no disagreements with Ronald R. Chadwick, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ronald R. Chadwick, P.C. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)	The Company has requested that Ronald R. Chadwick, P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

On May 15, 2013, the Company engaged RBSM LLP as its new independent registered public accounting firm. During the two most recent fiscal years and through May 15, 2013, the Company had not consulted with RBSM LLP regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that RBSM LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Ronald R. Chadwick, P.C. to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOYMAIN INTERNATIONAL DEVELOPMENT
GROUP INC.

/s/ Suqun Lin
Suqun Lin
President and Director

Date: May 17, 2013